UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2012

Endocyte, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35050	35-1969-140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Kent Avenue, Suite A1-100, West Lafayette, Indiana		47906
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	765-463-7175

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Janssen Products, LP notified health care providers today that full access to DOXIL® (doxorubicin HCl liposome injection) supply is now available. The letter is posted on the website www.doxilsupply.com.  Endocyte notes that:

•	Endocyte’s execution of the phase 3 PROCEED trial in platinum resistant ovarian cancer is not affected by this announcement; as previously announced, Endocyte had already secured sufficient supply of DOXIL® to bridge to the newly manufactured product.

•	In this letter, Janssen describes the full access as the first step in a systematic approach to return to a dependable supply of DOXIL® using the remainder of its allocation program reserve. Janssen anticipates seamlessly bridging to its newly manufactured product in the near future.

•	The Janssen Products manufacturing solution to deliver newly manufactured product is currently under expedited review by the FDA.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endocyte, Inc.

October 15, 2012	By:	/s/ Michael A. Sherman

Name: Michael A. Sherman
Title: Chief Financial Officer